                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07111

Morgan Stanley Insured California Municipal Securities
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Insured California Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST"S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six-month period ending April 30, 2005



MARKET CONDITIONS

Consumer spending and business investment helped the U.S. economy expand at a solid pace. This, in turn, translated into generally higher interest rates during the six-month fiscal period ended April 30, 2005. The markets also continued to focus on global commodity supply pressures, specifically the rapid climb in oil prices and the large federal budget and trade deficits. However, employment growth remained uneven and bonds often rallied on weaker than anticipated monthly reports.

The Federal Open Market Committee (the "Fed") reaffirmed its pledge to raise the federal funds target rate at a "measured" pace and did so in its meetings throughout the period. The Fed's policy shift began in June 2004 with the first of seven consecutive 25-basis point rate hikes which took the federal funds target rate to 2.75 percent by the end of April 2005. These increases represented a reversal of the Fed's rate reductions between January 2001 and June 2003. At the end of the period, the forward yield curve reflected a widespread view that the Fed would continue its current pace of rate increases.

Against this setting, long-term municipal bond yields remained in a trading range which moved rates higher at the beginning of the period, lower through the winter and higher at the end of the first quarter. By the end of April, yields declined again and ended the fiscal period at or near their lows. In contrast, yields on shorter maturity bonds which were more directly impacted by the Fed's actions rose. As a result, the municipal yield curve continued to flatten and the yield spread (or differential between one-year rates and 30-year rates) narrowed.

In the first four months of 2005, total municipal underwriting volume increased by nine percent over the same period in 2004. Refunding issues accounted for the incremental growth. Bonds backed by insurance increased their market penetration from 50 to 60 percent over the same period. California issuers represented 12 percent of the total municipal underwriting volume.

On the demand side, the municipal to Treasury yield ratio, which gauges relative performance between the two markets, remained attractive for tax-exempts. As a result, fixed income investors that normally focus on taxable sectors (such as insurance companies and hedge funds) supported municipals by "crossing over" to purchase bonds. However, retail investors continued to experience rate shock from the absolute level of rates and largely remained on the sidelines.

California's economy has demonstrated sustained improvement. Residential real estate markets showed continued strength and unemployment edged downward. On the fiscal front, strong personal and corporate income tax growth have helped stabilize the credit outlook.

PERFORMANCE ANALYSIS


For the six-month period ended April 30, 2005, the net asset value (NAV) of the Morgan Stanley Insured California Municipal Securities (ICS) increased from $15.35 to $15.36 per share. Based on this increase plus reinvestment of tax-free dividends totaling $0.33 per share and a long-term capital gain of $0.128 per share, the Trust's total NAV return was 3.41 percent. ICS's value on the New York Stock Exchange (NYSE) moved from $13.96 to $14.00 per share during the same period. Based on this change plus reinvestment of distributions, ICS's total market return was 3.64 percent. On April 30, 2005, ICS's NYSE market price was at an 8.85 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2005, declared in March, were unchanged at $0.055 per share. The dividend reflects the current level of the Trust's net investment income. ICS's level of undistributed net investment income was $0.118 per share on April 30, 2005, versus $0.132 per share six months earlier.(1)

During the period, ICS maintained a conservative strategy in anticipation of continued Fed tightening and higher interest rates. The Trust's duration* (a measure of interest rates sensitivity) was 6.7 years. This positioning helped performance early in the period when rates rose, but had the net effect of hampering total returns when rates declined later in the period. The Trust's net assets, of $56.2 million were diversified across 40 credits in 12 long-term sectors.

The Trust's procedure for reinvesting all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind investors that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. During the six-month period ended April 30, 2005, the Trust purchased and retired 48,755 shares of common shares at a weighted average market discount of 8.86 percent.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform well or be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

   LARGEST SECTORS
   Water and Sewer                                     25.8%
   General Obligation                                  11.8%
   Transportation                                      11.3%
   Tax Allocation                                       9.1%
   Electric                                             8.6%

   CREDIT ENHANCEMENTS
   Ambac                                               35.2%
   FGIC                                                21.0%
   FSA                                                 24.8%
   MBIA                                                17.0%
   U.S. Government Backed                               2.0%

Data as of April 30, 2005. Subject to change daily. All percentages for largest sectors are as a percentage of net assets and all percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2005


WEIGHTED AVERAGE MATURITY: 19 YEARS(A)

1-5                                                                               0.00
6-10                                                                              7.00
11-15                                                                            23.00
16-20                                                                            25.00
21-25                                                                            33.00
26-30                                                                            12.00
31+                                                                               0.00

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2005


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

2005(a)                                                                           10
2006                                                                               0
2007                                                                               0
2008                                                                               0
2009                                                                               4
2010                                                                               6
2011                                                                              22
2012                                                                              13
2013                                                                              22
2014                                                                              16
2015+                                                                              7

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.1%

2005(a)                                                                           6.3
2006                                                                                0
2007                                                                                0
2008                                                                                0
2009                                                                              5.9
2010                                                                              5.2
2011                                                                              5.2
2012                                                                              4.9
2013                                                                              4.9
2014                                                                              4.9
2015+                                                                             4.6

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 10% on 6.3% of the long-term portfolio that is callable in 2005.

Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL


NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the Trust's performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"). The Board noted that the Lipper Report for the Trust did not include a chart showing comparative performance of the Trust with a group of comparable funds because this Trust is one of only three California insured municipal debt funds that do not use leverage as part of their investment strategy and a comparison with only two other trusts would not be meaningful. The Board concluded that the Trust's performance was acceptable compared to other California municipal funds managed by the Adviser which the Board had previously reviewed.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Trust under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust. The Board noted that: (i) the Trust's management fee rate was lower than the average management fee rate for the two other funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Trust, as shown in the Lipper Report for this Trust; and (ii) the Trust's total expense ratio was also lower than the average total expense ratio of the funds included in the Trust's expense peer group. The Board concluded that the Trust's management fee and total expenses were competitive with those of the Trust's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is closed-end and is not a growth trust and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Trust were not a factor that needed to be considered.

PROFITABILITY OF ADVISER AND AFFILIATES


The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Trust and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Trust and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Trust shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON      MATURITY
THOUSANDS                                                                 RATE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (96.4%)
            General Obligation (11.8%)
 $   505    California, Various Purposes Dtd 03/01/94..................  5.50 %      03/01/20       $   514,312
   1,280    Huntington Beach Union High School District, Ser 2004
              (FSA)....................................................  5.00        08/01/26         1,356,262
   1,030    Los Angeles, Ser 2004 A (MBIA).............................  5.00        09/01/24         1,099,206
   1,000    San Diego Unified School District, 2003 Ser E (FSA)........  5.00        07/01/28         1,097,940
   1,000    Upland School District, Election 2000 Ser 2001 B (FSA).....  5.125       08/01/25         1,079,690
   1,375    Washington Unified School District, Election 2004 Ser A
              (FGIC)...................................................  5.00        08/01/22         1,477,685
                                                                                                    -----------
 -------
                                                                                                      6,625,095
   6,190
                                                                                                    -----------
 -------
            Educational Facilities Revenue (4.2%)
   1,000    California State University, Ser 2005 A (Ambac)............  5.00        11/01/35         1,056,020
   1,250    University of California, Multi Purpose Ser Q (FSA)........  5.00        09/01/31         1,307,925
                                                                                                    -----------
 -------
                                                                                                      2,363,945
   2,250
                                                                                                    -----------
 -------
            Electric Revenue (8.6%)
   1,000    Anaheim Public Financing Authority, Generation Refg Ser
              2002-B (FSA).............................................  5.25        10/01/18         1,102,160
   1,400    California Department of Water Resources, Power Supply Ser
              2002 A (Ambac)...........................................  5.375       05/01/18         1,555,750
   1,000    Los Angeles Department of Water & Power, 2001 Ser A
              (FSA)....................................................  5.25        07/01/21         1,077,910
   1,000    Southern California Public Power Authority, Transmission
              Refg Ser 2002 A (FSA)....................................  5.25        07/01/18         1,099,120
                                                                                                    -----------
 -------
                                                                                                      4,834,940
   4,400
                                                                                                    -----------
 -------
            Mortgage Revenue - Multi-Family (4.1%)
   2,265    Los Angeles Community Redevelopment Agency, 1994 Ser A
 -------      (Ambac)..................................................  6.45        07/01/17         2,316,144
                                                                                                    -----------
            Mortgage Revenue - Single Family (4.1%)
   2,000    California Department of Veterans Affairs, Home Purchase
              2002 Ser A (Ambac).......................................  5.35        12/01/27         2,102,080
     195    California Housing Financing Agency, 1995 Ser B (AMT)
              (Ambac)..................................................  6.25        08/01/14           197,186
                                                                                                    -----------
 -------
                                                                                                      2,299,266
   2,195
                                                                                                    -----------
 -------
            Public Facilities Revenue (1.9%)
   1,000    Simi Valley Public Financing Authority, Ser 2004 COPs
 -------      (Ambac)..................................................  5.00        09/01/30         1,048,220
                                                                                                    -----------
            Resource Recovery Revenue (4.0%)
   2,000    Sacramento Financing Authority, 1999 Solid Waste &
 -------      Redevelopment (Ambac)....................................  5.75        12/01/22         2,237,780
                                                                                                    -----------

                       See Notes to Financial Statements
 10

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON      MATURITY
THOUSANDS                                                                 RATE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (9.1%)
 $   560    Bay Area Government Association, Pool 1994 Ser A (FSA).....  6.00 %      12/15/24       $   573,434
   1,145    Capistrano Unified School District, Community Facilities
              District #98-2, Ladera Special Tax Ser 2005 (FGIC).......  5.00        09/01/29         1,213,723
   1,100    La Quinta Financing Authority, Local Agency 2004 Ser A
              (Ambac)..................................................  5.25        09/01/24         1,198,604
   1,000    Long Beach Bond Finance Authority, Downtown, North Long
              Beach, Poly High and West Beach Areas 2002 Ser A
              (Ambac)..................................................  5.375       08/01/21         1,089,070
   1,000    San Jose Redevelopment Agency, Tax Allocation Merged Area
              Project Ser 2002 (MBIA)..................................  5.00        08/01/32         1,033,480
                                                                                                    -----------
 -------
                                                                                                      5,108,311
   4,805
                                                                                                    -----------
 -------
            Transportation Facilities Revenue (11.3%)
   2,000    California Infrastructure & Economic Development Bank, Bay
              Area Toll Bridges Seismic Retrofit First Lien Ser 2003 A
              (FGIC)...................................................  5.00        07/01/29         2,099,020
   1,000    Los Angeles County Metropolitan Transportation Authority,
              Sales Tax Ser 2000 A (FGIC)..............................  5.25        07/01/30         1,070,380
   2,000    Orange County Transportation Authority, Toll Road Express
              Lanes Refg 2003 Ser A (Ambac)............................  5.00        08/15/20         2,164,680
   1,000    San Jose, Airport Ser 2001 A (FGIC)........................  5.00        03/01/25         1,039,680
                                                                                                    -----------
 -------
                                                                                                      6,373,760
   6,000
                                                                                                    -----------
 -------
            Water & Sewer Revenue (25.8%)
   1,500    California Department of Water Resources, Central Valley
              Ser Y (FGIC).............................................  5.25        12/01/19         1,659,000
   2,000    East Bay Municipal Utility District, Water Ser 2001
              (MBIA)...................................................  5.00        06/01/26         2,083,460
   1,000    Los Angeles, Wastewater Refg Ser 2003 B (FSA)..............  5.00        06/01/22         1,074,210
   1,000    Metropolitan Water District of Southern California, 2003
              Ser B-2 (FGIC)...........................................  5.00        10/01/27         1,052,960
     565    Orange County Water District, Ser 2005 B COPs (MBIA).......  5.00        08/15/24           599,787
   1,700    Oxnard Financing Authority, Redwood Trunk Sewer & Headworks
              Ser 2004 A (FGIC)........................................  5.00        06/01/29         1,789,335
   2,000    Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac).......................................  5.00        12/01/26         2,083,460
   1,000    San Diego County Water Authority, Ser 2004 A COPs (FSA)....  5.00        05/01/29         1,056,020
   2,000    San Francisco Public Utilities Commission, Water Refg Ser A
              2001
              (FSA)....................................................  5.00        11/01/31         2,079,280
   1,000    Yucaipa Valley Water District, Ser 2004 A COPs (MBIA)......  5.25        09/01/24         1,086,410
                                                                                                    -----------
 -------
                                                                                                     14,563,922
  13,765
                                                                                                    -----------
 -------
            Other Revenue (2.0%)
   1,000    California, Economic Recovery Ser 2004 A (MBIA)............  5.00        07/01/15         1,101,510
                                                                                                    -----------
 -------

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON      MATURITY
THOUSANDS                                                                 RATE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
            Refunded (9.5%)
 $ 2,000    Anaheim, Anaheim Memorial Hospital Association COPs (Ambac)
              (ETM)....................................................  5.125%      05/15/20       $ 2,031,520
   2,000    Los Angeles Community College District, Election 2001 Ser A
              (MBIA)#..................................................  5.00        08/01/11+        2,206,700
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)....................................................  5.50        10/01/32         1,096,640
                                                                                                    -----------
 -------
                                                                                                      5,334,860
   5,000
                                                                                                    -----------
 -------
  50,870    Total California Tax-Exempt Municipal Bonds (Cost $50,858,548).......................    54,207,753
                                                                                                    -----------
 -------
            California Short-Term Tax-Exempt Municipal Obligation (2.1%)
   1,200    Orange County Sanitation District, Ser 2000 A COPs (Demand
 -------      06/01/05) (Cost $1,200,000)..............................  3.01*       08/01/30         1,200,000
                                                                                                    -----------

 $52,070    Total Investments (Cost $52,058,548) (a) (b).............................    98.5%       55,407,753
 =======
            Other Assets in Excess of Liabilities....................................     1.5           835,564
                                                                                        -----       -----------
            Net Assets Applicable to Common Shareholders.............................   100.0%      $56,243,317
                                                                                        =====       ===========

---------------------

 AMT   Alternative Minimum Tax.
 COPs  Certificates of Participation.
 ETM   Escrowed to maturity.
 *     Current coupon of variable rate demand obligation.
 #     A portion of this security has been physically segregated in connection with open futures contracts in the amount of
       $44,250.
 +     Prerefunded to call date shown.
 (a)   Securities have been designated as collateral in an amount equal to $8,103,094 in connection with open futures
       contracts.
 (b)   The aggregate cost for federal income tax purposes
       approximates is $52,006,213. The aggregate gross and net
       unrealized appreciation is $3,401,540.

Bond Insurance:
---------------
Ambac  Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

Futures Contracts Open at April 30, 2005:

NUMBER OF                 DESCRIPTION/DELIVERY       UNDERLYING FACE          UNREALIZED
CONTRACTS   LONG/SHORT       MONTH AND YEAR          AMOUNT AT VALUE         DEPRECIATION
---------   ----------   ----------------------  ------------------------   --------------
   60          Short     U.S. Treasury Notes 5         $ (6,507,188)           $(15,634)
                             Year June 2005
   15          Short     U.S. Treasury Notes 10          (1,671,328)            (15,745)
                             Year June 2005
                                                                               --------
                         Total unrealized depreciation...................      $(31,379)
                                                                               ========

12
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (unaudited)

Assets:
Investments in securities, at value
  (cost $52,058,548).................  $55,407,753
Cash.................................       48,316
Receivable for:
    Interest.........................      813,751
    Variation margin.................       18,750
Prepaid expenses and other assets....       11,236
                                       -----------
    Total Assets.....................   56,299,806
                                       -----------
Liabilities:
Payable for:
    Investment advisory fee..........       15,308
    Common shares of beneficial
      interest repurchased...........       11,248
    Administration fee...............        4,536
Accrued expenses and other
  payables...........................       25,397
                                       -----------
    Total Liabilities................       56,489
                                       -----------
Preferred shares of beneficial
  interest (1,000,000 shares
  non-participating $.01 par value,
  none issued).......................      --
                                       -----------
    Net Assets Applicable to Common
      Shareholders...................  $56,243,317
                                       ===========
Composition of Net Assets Applicable
to Common Shareholders:
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 3,661,358 shares
  outstanding).......................  $51,986,046
Net unrealized appreciation..........    3,317,826
Accumulated undistributed net
  investment income..................      432,876
Accumulated undistributed net
  realized gain......................      506,569
                                       -----------
    Net Assets Applicable to Common
      Shareholders...................  $56,243,317
                                       ===========
Net Asset Value Per Common Share,
($56,243,317 divided by 3,661,358
common shares outstanding)...........       $15.36
                                       ===========

Statement of Operations
For the six months ended April 30, 2005 (unaudited)

Net Investment Income:
Interest Income.......................  $1,324,966
                                        ----------
Expenses
Investment advisory fee...............      75,452
Professional fees.....................      26,622
Administration fee....................      22,356
Shareholder reports and notices.......       9,477
Registration fees.....................       7,977
Transfer agent fees and expenses......       7,600
Custodian fees........................       2,950
Trustees' fees and expenses...........         378
Other.................................       4,453
                                        ----------
    Total Expenses....................     157,265

Less: expense offset..................      (2,863)
                                        ----------
    Net Expenses......................     154,402
                                        ----------
    Net Investment Income.............   1,170,564
                                        ----------
Net Realized and Unrealized Gain:
Net Realized Gain on:
Investments...........................     458,390
Futures contracts.....................       4,349
                                        ----------
    Net Realized Gain.................     462,739
                                        ----------
Net Change in Unrealized
Appreciation/Depreciation on:
Investments...........................      10,701
Futures contracts.....................      12,453
                                        ----------
    Net Appreciation..................      23,154
                                        ----------
    Net Gain..........................     485,893
                                        ----------
Net Increase..........................  $1,656,457
                                        ==========

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2005   OCTOBER 31, 2004
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................    $ 1,170,564      $ 2,481,552
Net realized gain...........................................        462,739          482,387
Net change in unrealized appreciation/depreciation..........         23,154          446,846
                                                                -----------      -----------
    Net Increase............................................      1,656,457        3,410,785
                                                                -----------      -----------
Dividends and Distributions to Common Shareholders From:
Net investment income.......................................     (1,227,497)      (2,390,725)
Net realized gain...........................................       (463,024)        (754,732)
                                                                -----------      -----------
    Total Dividends and Distributions.......................     (1,690,521)      (3,145,457)
                                                                -----------      -----------

Decrease from transactions in common shares of beneficial
  interest..................................................       (677,151)      (1,233,332)
                                                                -----------      -----------
    Net Decrease............................................       (711,215)        (968,004)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................     56,954,532       57,922,536
                                                                -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $432,876 and $489,809, respectively).....................    $56,243,317      $56,954,532
                                                                ===========      ===========

                       See Notes to Financial Statements
 14

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2005 aggregated $5,117,428 and $7,035,289, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At April 30, 2005, the Trust had transfer agent fees and expenses payable of approximately $3,600.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

As of April 30, 2005, there were no preferred shares outstanding.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2003...................................  3,799,913    $37,999    $53,858,530
Treasury shares purchased and retired (weighted average
  discount 9.05%)*..........................................    (89,800)      (898)    (1,232,434)
                                                              ---------    -------    -----------
Balance, October 31, 2004...................................  3,710,113     37,101     52,626,096
Treasury shares purchased and retired (weighted average
  discount 8.86%)*..........................................    (48,755)      (488)      (676,663)
                                                              ---------    -------    -----------
Balance, April 30, 2005.....................................  3,661,358    $36,613    $51,949,433
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

6. Dividends to Common Shareholders

On March 29,2005, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   -------------  -------------
 $0.055      May 6, 2005   May 20, 2005
 $0.055     June 3, 2005   June 17, 2005

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2004, Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to market of open futures contracts.

Morgan Stanley Insured California Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                   FOR THE SIX                     FOR THE YEAR ENDED OCTOBER 31,
                                                   MONTHS ENDED        -------------------------------------------------------
                                                  APRIL 30, 2005        2004        2003        2002        2001        2000
                                                  --------------       -------     -------     -------     -------     -------
                                                   (unaudited)
Selected Per Share Data:

Net asset value, beginning of period............       $15.35           $15.24      $15.56      $16.00      $15.24     $ 14.42
                                                       ------           ------      ------      ------      ------     -------

Income (loss) from investment operations:
    Net investment income*......................         0.31             0.66        0.67        0.69        0.78        0.76
    Net realized and unrealized gain (loss).....         0.14             0.25       (0.07)      (0.01)       0.71        0.77
                                                       ------           ------      ------      ------      ------     -------

Total income from investment operations.........         0.45             0.91        0.60        0.68        1.49        1.53
                                                       ------           ------      ------      ------      ------     -------

Less dividends and distributions from:
    Net investment income.......................        (0.33)           (0.63)      (0.71)      (0.72)      (0.75)      (0.75)
    Net realized gain...........................        (0.13)           (0.20)      (0.25)      (0.41)      --          --
                                                       ------           ------      ------      ------      ------     -------

Total dividends and distributions...............        (0.46)           (0.83)      (0.96)      (1.13)      (0.75)      (0.75)
                                                       ------           ------      ------      ------      ------     -------

Anti-dilutive effect of acquiring treasury
 shares*........................................         0.02             0.03        0.04        0.01        0.02        0.04
                                                       ------           ------      ------      ------      ------     -------

Net asset value, end of period..................       $15.36           $15.35      $15.24      $15.56      $16.00     $ 15.24
                                                       ======           ======      ======      ======      ======     =======

Market value, end of period.....................       $14.00           $13.96      $13.83      $14.15      $15.29     $13.375
                                                       ======           ======      ======      ======      ======     =======

Total Return+...................................         3.64%(1)         7.19%       4.57%      (0.14)%     20.34%       9.34%

Ratios to Average Net Assets:
Total expenses (before expense offset)..........         0.56%(2)(3)      0.58%(3)    0.55%(3)    0.55%(3)    0.57%(3)    0.56%(3)

Net investment income...........................         4.19%(2)         4.37%       4.50%       4.68%       5.01%       5.18%

Supplemental Data:
Net assets, end of period, in thousands.........      $56,243          $56,955     $57,923     $60,862     $63,150     $61,360

Portfolio turnover rate.........................            9%(1)           31%         31%         19%         22%         14%

---------------------

    * The per share amounts were computed using an average number of shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              19
                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Insured California Municipal Securities

Semiannual Report
April 30, 2005

[MORGAN STANLEY LOGO]

38622RPT-RA05-00455P-Y04/05

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6.

Refer to Item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

Period                (a) Total  (b) Average    (c) Total      (d) Maximum
                      Number of  Price Paid     Number of      Number (or
                      Shares     per Share (or  Shares (or     Approximate
                      (or        Unit)          Units)         Dollar
                      Units)                    Purchased as   Value) of
                      Purchased                 Part of        Shares (or
                                                Publicly       Units) that
                                                Announced      May Yet Be
                                                Plans or       Purchased
                                                Programs       Under the
                                                               Plans or
                                                               Programs
--------------------  ---------  -------------  -------------  -----------
November 1, 2004 --
November 30, 2004        7,900     $13.8210          N/A           N/A

December 1, 2004 --
December 31, 2004        8,200     $13.6657          N/A           N/A

January 1, 2005 --
January 31, 2005         8,400     $13.8900          N/A           N/A

February 1, 2005 --
February 28, 2005        7,000     $13.9198          N/A           N/A

March 1, 2005 --
March 31, 2005          11,755     $13.9912          N/A           N/A

April 1, 2005 --
April 30, 2005           5,500     $13.9897          N/A           N/A

Total                   48,755     $13.8796          N/A           N/A


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured California Municipal Securities
/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

June 16, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 16, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 16, 2005